UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2006

TARGET RECEIVABLES CORPORATION

(Depositor into the Issuing Entity for the Certificates)

TARGET CREDIT CARD MASTER TRUST

(Issuing Entity for the Certificates)

Minnesota

(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation

1000 Nicollet Mall

31st Floor, Suite 3136

Minneapolis, Minnesota 55403

(612) 696-3102

(Address, including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

The Monthly Servicer’s Certificates for the Monthly Period ended April 1, 2006, the Monthly Certificateholders’ Statement for the Monthly Period ended April 1, 2006 and the Monthly Collateral Certificateholders’ Statement for the Monthly Period ended April 1, 2006, with respect to the Floating Rate Class A Asset Backed Certificates, Series 2002-1, the Class B Asset Backed Certificates, Series 2002-1, and the Series 2005-1 Collateral Certificate, issued by the Target Credit Card Master Trust (the “Trust”), were delivered to the Trustee on April 20, 2006.

The above described Monthly Servicer’s Certificates are filed as Exhibit 20.1 and 20.3 to this Report. The above described Monthly Certificateholders’ Statement is filed as Exhibit 20.2 to this Report. The above described Monthly Collateral Certificateholders’ Statement is filed as Exhibit 20.4 to this Report.

The reported results for fiscal March were influenced by the timing of the receipt of merchant fees. Merchant fees from Target are paid monthly on each Distribution Date. As the February Distribution Date occurred on February 27, after the close of the Transferor’s February fiscal month, both fiscal February and fiscal March merchant fee collections are included in this report for the Monthly Period ended April 1, 2006. Had the February merchant fee collections occurred in fiscal February, finance charge collections for fiscal March would have decreased by $4,418,978.77 and the Portfolio Yield would have been 24.66% rather than 25.45%.

Item 9.01:  Financial Statements and Exhibits

(c)	Exhibits

	20.1	Series 2002-1 Monthly Servicer’s Certificate for the Monthly Period ended April 1, 2006.

	20.2	Series 2002-1 Monthly Certificateholders’ Statement for the Monthly Period ended April 1, 2006.

	20.3	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended April 1, 2006.

	20.4	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended April 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2006

TARGET RECEIVABLES CORPORATION

By:	/s/ Terrence J. Scully

Name:	Terrence J. Scully
Title:	Vice President

EXHIBIT INDEX

Exhibit

Description
Method of Filing

20.1	Series 2002-1 Monthly Servicer’s Certificate for the Monthly Period ended April 1, 2006.	Filed Electronically

20.2	Series 2002-1 Monthly Certificateholders’ Statement for the Monthly Period ended April 1, 2006.	Filed Electronically

20.3	Series 2005-1 Monthly Servicer’s Certificate for the Monthly Period ended April 1, 2006.	Filed Electronically

20.4	Series 2005-1 Monthly Collateral Certificateholders’ Statement for the Monthly Period ended April 1, 2006.	Filed Electronically